UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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                              Alfacell Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

Explanatory Note

We are filing this Amendment No. 1 to our definitive proxy statement solely to add information regarding Mr. James J. Loughlin, C.P.A. and Mr. Andrew P. Savadelis, MBA, each of whom our Board of Directors has recently nominated to fill two newly created seats.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 14, 2004

To Our Stockholders:

      You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Alfacell Corporation, a Delaware corporation ("Alfacell" or the "Company") will be held at the Newark Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 on Wednesday, January 14, 2004 at 2:00 p.m. local time, for the following purposes:

      1.    To elect seven directors, each for a term of one year (Proposal
            No.1);

      2. To approve an amendment to Alfacell's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares (Proposal No. 2);

      3. To ratify the appointment of J.H. Cohn LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending July 31, 2004 (Proposal No. 3);

      4.    To approve the Company's 2004 Stock Incentive Plan (Proposal No. 4);
            and

      5. To transact such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      Only stockholders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the close of business on November 24, 2003 are entitled to vote at the Annual Meeting or at any postponement or adjournment.

      Alfacell hopes that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                              By Order of the Board of Directors,


                              --------------------------------------------------
                              Kuslima Shogen
                              Chief Executive Officer, Chairman of the Board and Acting Chief Financial Officer

December 11, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT................................................................3

ABOUT THE MEETING..............................................................3
   What is the purpose of the Annual Meeting?..................................3
   Who is entitled to vote?....................................................3
   Who can attend the meeting?.................................................3
   What constitutes a quorum?..................................................3
   How do I vote?..............................................................4
   Can I vote by telephone or electronically?..................................4
   Can I change my vote after I return my proxy card?..........................4
   What are the Board's recommendations?.......................................4
   What vote is required to approve each item?.................................4

STOCK OWNERSHIP................................................................5
   Who are the largest owners of Alfacell's stock?.............................5
   How much stock do Alfacell's directors and executive officers own?..........6
   Section 16(a) beneficial ownership reporting compliance.....................7

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS........................................7
   Nominees standing for election to the Board.................................8
   Business experience of nominees to the Board................................8
   Board recommendation and stockholder vote required..........................9
   How often did the Board meet during 2003?...................................9
   How are directors compensated?..............................................9

DIRECTORS' STOCK OPTIONS......................................................10

BOARD COMMITTEE MEMBERSHIP....................................................10
   What committees has the Board established?.................................10

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................12

PRINCIPAL ACCOUNTANT FEES AND SERVICES........................................13

SUMMARY COMPENSATION TABLE....................................................14

OPTION GRANTS IN LAST FISCAL YEAR.............................................15

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES........................................................15

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS................16

   Chief Executive Officer's Compensation.....................................16

STOCKHOLDER RETURN PERFORMANCE GRAPH..........................................17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................18

PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.............................18

   Summary....................................................................18
   Purpose of the proposed amendment..........................................18
   Certain financing transactions.............................................18
   Effect of amendment........................................................19
   Board recommendation and stockholder vote required.........................20

PROPOSAL NO. 3 -- RATIFICATION OF AUDITORS....................................20

   Board recommendation and stockholder vote required.........................20

PROPOSAL NO. 4 -- APPROVAL OF THE 2004 STOCK INCENTIVE PLAN...................21

EQUITY COMPENSATION PLAN INFORMATION..........................................21

OPTION PLAN BENEFITS GRANTED IN FISCAL 2003...................................22

THE 2004 STOCK INCENTIVE PLAN.................................................22

   General....................................................................22
   Summary of Current Stock Plan..............................................22
   Federal Tax Consequences...................................................25
   Board recommendation and stockholder vote required.........................26

CODE OF ETHICS................................................................26

ANNUAL REPORT TO STOCKHOLDERS AND INCORPORATION OF DOCUMENTS BY REFERENCE.....27

STOCKHOLDERS' PROPOSALS.......................................................27

GENERAL.......................................................................27

OTHER MATTERS.................................................................27

ALFACELL CORPORATION PROXY....................................................28

EXHIBIT A.....................................................................30

EXHIBIT B.....................................................................34

                              Alfacell Corporation
                              225 Belleville Avenue
                          Bloomfield, New Jersey 07003

                               -------------------

                                 PROXY STATEMENT

                               -------------------

      This proxy statement contains information related to the Annual Meeting of stockholders of Alfacell Corporation to be held on Wednesday, January 14, 2004, beginning at 2:00 p.m., at the Newark Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and card as well as a copy of Alfacell's 2003 Annual Report is December 11, 2003.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      At Alfacell's Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

      o     the election of directors;

      o the approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares;

      o     the ratification of our independent auditors; and

      o     the approval of the Company's 2004 Stock Incentive Plan.

      In addition, management will report on our performance during 2003 and respond to questions from stockholders.

Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, November 24, 2003, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Onsite parking is available at the hotel for US$20.00 per day or US$6.00 per hour. Shuttle bus is also available from the airport if arriving by plane.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the record date, will constitute a quorum, permitting the meeting to conduct its business. As of November 24, 2003, the record date, 28,248,658 shares of Alfacell's

Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

      No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Alfacell's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o     FOR election of the nominated slate of directors (see page 7);

      o FOR approval of an amendment to the Certificate of Incorporation (see page 18);

      o FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent auditors (see page 20);

      o     FOR approval of the Company's 2004 Stock Incentive Plan (see page
            21).

      Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of directors. The affirmative vote of a plurality of the votes cast at the meeting, represented in person or by proxy and entitled to vote, is required for the election of directors.

      Amendment to Certificate of Incorporation to increase the authorized shares. The affirmative vote of at least a majority of the outstanding shares of Common Stock, as of the record date, November 24, 2003, is required to amend the Certificate of Incorporation and increase the number of authorized shares.

      Other proposals. For each other proposal, the affirmative vote of the holders of at least a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      Votes cast "FOR" a proposal constitute affirmative votes. A properly executed proxy card marked "WITHHOLD" or "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, a "WITHHOLD" or "ABSTAIN" will have the effect of a negative vote.

      Broker non-votes. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals.

                                 STOCK OWNERSHIP

Who are the largest owners of Alfacell's stock?

      The following table sets forth certain information as of October 31, 2003 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock.

Name and address of beneficial            Aggregate number of shares     Percent of shares
owner or identity of group                    beneficially owned           outstanding)(1)
-------------------------------------     --------------------------     -----------------
Michael A. Roth and Brian J. Stark(2)            1,704,546(3)                  6.2%(4)
3600 South Lake Drive
St. Francis, WI 53235

Kuslima Shogen                                   1,858,065(5)                  6.5%(6)

----------
(1) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of the date of the calculation by (ii) the sum of (A) the number of shares of Common Stock outstanding as of the date of the calculation, plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of the date of the calculation or which will become exercisable within 60 days after the date of the calculation.

(2) Michael A. Roth and Brian J. Stark are the joint and indirect owners of the aforementioned stock. They are the founding members and direct the management of Staro Asset Management, L.L.C., a Wisconsin limited liability company ("Staro"). Staro acts as investment manager and has sole power to direct the management of SF Capital Partners, Ltd., a British Virgin Islands company ("SF Capital"), which directly holds all of the shares of Common Stock. Through Staro, Messrs. Roth and Stark possess sole voting and dispositive power over all of the foregoing shares. This information concerning the stock ownership of Messrs. Roth and Stark was obtained from the Schedule 13G filed with the Securities and Exchange Commission on September 15, 2003.

(3) This does not include 852,273 shares of Common Stock that are issuable to the stockholders pursuant to certain outstanding warrants, because as of September 15, 2003 such warrants were not exercisable nor will they automatically become exercisable within 60 days after September 15, 2003.

(4)   The date of calculation was September 15, 2003.

(5)   As of October 31, 2003.

(6)   The date of calculation was October 31, 2003.

How much stock do Alfacell's directors and executive officers own?

      The table below shows the amount of Alfacell Common Stock beneficially owned (unless otherwise indicated) by Alfacell's directors and executive officers individually, and Alfacell's directors and executive officers as a group. All information is as of October 31, 2003.

                                                                               Aggregate number
                                                                                  of shares        Percent of
Name and address of beneficial                                                   beneficially        shares
owner or identity of group(1)                       Position                        owned(2)      outstanding(3)
---------------------------------           -------------------------------    ----------------   --------------
Kuslima Shogen                              Chief Executive Officer,             1,858,065(4)           6.5%
                                            Chairman of the Board and
                                            Acting Chief Financial Officer

Stanislaw Mikulski                          Executive Vice President,              624,531(5)           2.2%
                                            Medical Director and Director

Stephen K. Carter, M.D.                     Director and Chairman of the           180,000(6)             *
                                            Scientific Advisory Board

Donald R. Conklin                           Director                               455,500(7)           1.6%

Martin F. Stadler                           Director                               450,000(8)           1.6%

Paul M. Weiss, Ph.D., MBA(9)                Director                                25,000(10)            *

All executive officers and directors as a                                        3,593,096(11)         12.1%
group (6 persons)

----------
*     Represents less than 1% of Alfacell's outstanding Common Stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey, 07003.

(2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(1) under the Exchange Act, and the beneficial owner has sole voting and investment power, subject to community property law where applicable.

(3) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of October 31, 2003 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 31, 2003 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of October 31, 2003 or which will become exercisable within 60 days after October 31, 2003.

(4) Includes 389,445 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2003 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after October 31, 2003.

(5) Stanislaw Mikulski resigned as the Company's Executive Vice President, Medical Director and as a member of the Board of Directors effective as of January 7, 2003. His beneficial ownership includes 263,281 shares underlying options which were exercisable as of January 31, 2003 or which became exercisable within 60 days after January 31, 2003. Of these options, 124,000 were exercised and the balance have since been cancelled.

(6) Includes 180,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2003.

(7) Includes 115,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2003 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after October 31, 2003.

(8) Includes 175,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2003 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after October 31, 2003.

(9) Dr. Weiss joined Alfacell's Board of Directors effective as of February 3, 2003.

(10) Dr. Weiss' beneficial ownership includes 12,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2003.

(11) Includes all shares owned beneficially by the directors and the executive officers named in the table.

Section 16(a) beneficial ownership reporting compliance

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, with the exception of one set of transactions involving the grant of options to our Independent Directors in December 2002 and one grant of options to our CEO in October 2002. All such grants were reported one day late, except for the report of one of the Independent Directors, which was reported one week late. These late filings resulted from the new two day reporting requirement promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and pursuant to which the Company has adopted a set of procedures which has enabled the Company to be able to comply with this new two day reporting requirement since January 2003.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      Under Alfacell's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

      Mr. Martin F. Stadler will not be standing for re-election to the Board of Directors. However, because of our desire to have a Board of Directors that exceeds even the most stringent corporate governance standards, our current Board has decided to increase the number of directors from five to seven. Mr. John P. Brancaccio, C.P.A., Mr. James J. Loughlin, C.P.A. and Mr. Andrew P. Savadelis, MBA, have each been nominated by the Board based on their belief that they possess the requisite expertise to replace Mr. Stadler and fill the two new seats. The Board has adopted resolutions stating that upon our stockholders' election of Mr. Brancaccio, Mr. Loughlin and Mr. Savadelis, as directors of Alfacell, the number of directors will automatically be increased to seven. Accordingly, the Board has nominated seven persons to fill such positions.

Nominees standing for election to the Board

                                                                              Current Position
          Name                   Age          Director Since                     With Company
--------------------------      -----         --------------     ----------------------------------------
Kuslima Shogen                   58               1981           Chief Executive Officer, Chairman of the
                                                                 Board and Acting Chief Financial Officer

John P. Brancaccio, C.P.A.       55                 --           Director Nominee

Stephen K. Carter, M.D.          65               1997           Director and Chairman of the Scientific
                                                                 Advisory Board

Donald R. Conklin                67               1997           Director

James J. Loughlin, C.P.A.        60                 --           Director Nominee

Andrew P. Savadelis, MBA         46                 --           Director Nominee

Paul M. Weiss, Ph.D.             45               2003           Director

Business experience of nominees to the Board

      Kuslima Shogen has served as our Chief Executive Officer since September 1986, as Chairman of the Board since August 1996, as a Director since our inception and as Acting Chief Financial Officer since June 23, 1999. She also served as our Chief Financial Officer from September 1986 through July 1994 and as our President from September 1986 through July 1996. Ms. Shogen formed the company in 1981 to pursue research that she had initiated while a biology student in the University Honors Program at Fairleigh Dickenson University. Prior to our founding, from 1976 to 1981 she was founder and president of a biomedical research consortium specializing in Good Laboratory Practices and animal toxicology. During that time, she also served as a consultant for the Lever Brothers Research Group. Ms. Shogen has received numerous awards for achievements in biology, including the Sigma Xi first prize from the Scientific Research Society of North America in 1974 and first prize for the most outstanding research paper in biology at the Eastern College Science Conferences competitions in 1972, 1973, and 1974. She earned a B.S. degree in 1974 and an M.S. degree in 1976 in biology from Fairleigh Dickenson University, or FDU, and also completed graduate studies in 1978 in embryology. She is a Phi Beta Kappa graduate.

      John P. Brancaccio, C.P.A, is being nominated by the Board of Directors for election at the January 14, 2004 Annual Meeting to replace Mr. Martin F. Stadler who has decided to not stand for reelection. Mr. Brancaccio has been a financial consultant to life sciences companies for the last two years, most recently serving specific companies which are development stage and focusing on the discovery and development of pharmaceutical and biopharmaceutical compounds and technology platforms. For approximately one year preceding that time, he was the President /Chief Operating Officer and a member of the Board of Directors for Eline Group Entertainment, a publicly traded company in the entertainment and media industry. Prior thereto, Mr. Brancaccio was the Chief Financial Officer and Americas Area Controller for Zambon Group, a Milan, Italy based multinational pharmaceutical company for eleven years. He is a Certified Public Accountant in the State of New Jersey and a graduate of Seton Hall University.

      Stephen K. Carter, M.D. joined the Board of Directors in May 1997 and serves as Chairman of our Scientific Advisory Board. In addition to his positions with us, Dr. Carter also serves as a senior clinical consultant to Sugen, Inc. From 1995 through 1997, he served as Senior Vice President of Research and Development for Boehringer-Ingelheim Pharmaceuticals. Before this, Dr. Carter spent over 13 years with Bristol-Myers Squibb, an international leader in the development of innovative anti-cancer and anti-viral therapies. He held a variety of senior executive research and development positions while at Bristol-Myers, including serving for five years as Senior Vice President of worldwide clinical research and development of its Pharmaceutical Research Institute. From 1976 to 1982, he established and directed the Northern California Cancer Program. Prior to this, he held a number of positions during a nine-year tenure at the National Cancer Institute, including the position of Deputy Director at the National Institutes of Health. He has also been a member of the faculties of the medical schools of Stanford University, the University of California at San Francisco and New York University. Dr. Carter has published extensively on the development of anti-cancer drugs, was the co-founding editor of journals devoted to cancer therapeutics or immunology, and has served on the editorial boards of a number of additional journals dedicated to cancer treatment. He is a member of the American Society of Clinical Oncology, the American Association for Cancer Research, and the Society of Surgical Oncology, as well as several other medical societies. Dr. Carter earned his B.A. from Columbia University and his M.D. from New York Medical College. He currently serves on the Board of Directors of Cytogen Corporation, Vion Pharmaceuticals, Achillion Pharmaceuticals and Sopherion Therapeutics.

      James J. Loughlin, C.P.A., is being nominated by the Board of Directors for election at the January 14, 2004 Annual Meeting to fill one of the seats on the newly expanded Board. Elected to partnership in 1973, Mr. Loughlin remained with KPMG LLP ("KPMG") until September 2003, when he retired from the Pharmaceuticals Practice, Life Sciences and Chemicals division. During his distinguished tenure, Mr. Loughlin served in various executive positions throughout KPMG, including Managing Partner of the firm's Milwaukee, Wisconsin office, Partner-in-Charge of Human Resources for the United States in the firm's National Executive Office in New York, and Partner-in-Charge of Audit Practice in the firm's Short Hills, New Jersey office. Mr. Loughlin was also elected to and served on the firm's Board of Directors from 1994 until 1998. Mr. Loughlin has gained extensive experience serving multinational pharmaceutical manufacturing and distribution companies. Mr. Loughlin is a Certified Public Accountant in the States of New Jersey, New York and Wisconsin. He received his B.S. in accounting from St. Peter's College.

      Andrew P. Savadelis, MBA, is being nominated by the Board of Directors for election at the January 14, 2004 Annual Meeting to fill one of the seats on the newly expanded Board. Mr. Savadelis served as Chief Financial Officer, Senior Vice President, Finance from September 2002 to July 2003 for Orchid BioSciences, Inc. From January 2002 through September 2002, he was a Principal at Stratus Photonics Inc., a startup developer of optical signal conditioning products. From September 2000 to January 2002, Mr. Savadelis served as Chief Financial Officer and Executive Vice President, Finance for eMagin Corporation. Prior to this, Mr. Savadelis served as Treasurer, Senior Director of Mergers and Acquisitions and Assistant Secretary for ANADIGICS, Inc., from 1993 to 2000. From 1986 to 1993, Mr. Savadelis held several different positions at Bristol-Myers Squibb Company. Mr. Savadelis received his B.S. in biology from Albright College and his M.B.A. from Cornell University.

      Donald R. Conklin joined the Board of Directors in May 1997. Prior to his retirement in May 1997, Mr. Conklin was a senior executive with Schering-Plough, a major worldwide pharmaceutical firm. During his more than 35 years with Schering-Plough, he held a variety of key management positions within the firm. From 1986 to 1994, he served as President of Schering-Plough Pharmaceuticals and Executive Vice-President of Schering-Plough Corporation. In this position, he was responsible for worldwide pharmaceutical operations, including the launch of INTRON A(R) (interferon alfa-2b). Prior to this, Mr. Conklin had served as President of Schering USA and had held a variety of executive marketing positions in the United States, Europe, and Latin America. Immediately preceding his retirement, he was Chairman of Schering-Plough Health Care Products and an Executive Vice President of Schering-Plough Corporation. Mr. Conklin received his B.A. with highest honors from Williams College and his M.B.A. degree from the Rutgers University School of Business. He currently serves on the Board of Directors of Ventiv Health, Inc.

      Paul Weiss, Ph.D., MBA, was appointed to our Board of Directors on February 3, 2003. Dr. Weiss is President of Gala Design, a wholly-owned subsidiary of Cardinal Health. He had served as a director on Gala's Board from 1998 to 2001, when he joined the management team as Senior Vice President of Business Development. Prior to joining Gala Design, Dr. Weiss was Vice President of Technology and Product Licensing at 3-Dimensional Pharmaceuticals from 1998 to 2001. Prior to joining 3-Dimensional Pharmaceuticals, Dr. Weiss was Director of Licensing for Wyeth-Ayerst Laboratories, a division of Wyeth Pharmaceuticals. Dr. Weiss holds a Ph.D. in Biochemistry and an MBA from the University of Wisconsin-Madison and a B.Sc. in Biochemistry from Carleton University Institute of Biochemistry in Ottawa, Ontario.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes represented in person or by proxy and entitled to vote, cast at the meeting is required for the election of directors.

How often did the Board meet during 2003?

      The Board of Directors met twice during 2003. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

How are directors compensated?

      Directors receive no cash compensation in consideration for their serving on the Board of Directors.

      In May 1997 and in December 1997, the Board of Directors and the stockholders, respectively, approved our 1997 Stock Option Plan, which, among other things, provides for automatic grants of options under a formula to non-employee directors or independent directors on an annual basis. The formula provides that (i) on each December 31st each independent director receives automatically an option to purchase 15,000 shares of our Common Stock, or the regular grant; and (ii) on the date of each independent director's initial election to the Board of Directors, the newly elected independent director automatically receives an option to purchase the independent director's pro rata share of the regular grant which equals the product of 1,250 multiplied by the number of whole months remaining in the calendar year, or the pro rata grant. Each option granted pursuant to a regular grant and a pro rata grant vests and becomes exercisable on December 30th following the date of grant. An option will not become exercisable as to any shares unless the independent director has served continuously on the Board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date the independent director joined the Board until the date on which the options are scheduled to vest and become exercisable. However, if an independent director does not fulfill such continuous service requirement due to the independent director's death or disability all options held by the independent director nonetheless vest and become exercisable as described herein. An option granted pursuant to the formula remains exercisable for a period of five years after the date the option first becomes exercisable. The per share exercise price of an option granted under the formula is equal to the average of the high and low trade prices of our Common Stock for the twenty (20) trading days preceding the date of grant.

                            DIRECTORS' STOCK OPTIONS

      During the fiscal year ended July 31, 2003, the following independent directors listed below were granted options under Alfacell's 1997 Stock Option Plan, pursuant to the formula set forth above. The exercise prices of the options are equal to the formula set forth above.

                                                   Number of
Name                                              Options(1)     Exercise Price
------------------------                          ----------     --------------
Stephen K. Carter                                   15,000             $0.39
Donald R. Conklin                                   15,000             $0.39
Martin F. Stadler                                   15,000             $0.39
Paul M. Weiss                                       12,500             $0.71

----------
(1) All of the options listed here were granted on December 30, 2002, except for the 12,500 options which were granted to Dr. Weiss on February 3, 2003, vest on December 30, 2003 and expire on December 30, 2008.

                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

      The Board of Directors has standing Compensation and Audit Committees. The membership of the standing committees during the fiscal year ended July 31, 2003, is set forth in the following table.


                                                    Compensation       Audit
        Name                                         Committee       Committee
        ------------------------------------        ------------     ---------

        Stephen K. Carter, M.D..............             *
        Donald R. Conklin...................             **              *
        Martin F. Stadler...................             *               **
        Paul M. Weiss, Ph.D., MBA(1)                     *               *

----------
*     Member

**    Chair

(1)   Appointed as a member effective as of November 10, 2003.

      Compensation Committee. The Compensation Committee is charged with:

      o     administering the 1993 Stock Option Plan and the 1997 Stock Option
            Plan;

      o establishing salaries and bonuses for officers and senior management; and

      o     reviewing the compensation policy for all of Alfacell's employees.

In 2003, the Compensation Committee met once.

      Audit Committee. As of April 28, 1999, Alfacell's Common Stock trades on the OTC Bulletin Board under the symbol "ACEL". Thus, Alfacell is no longer subject to Nasdaq audit committee requirements.

      During the fiscal year ended July 31, 2003, Alfacell's Audit Committee was composed of two directors, Messrs. Conklin and Stadler, both of whom were considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. In fiscal 2003, the Audit Committee met twice.

      On November 9, 2003, the Board of Directors adopted Alfacell Corporation's Audit Committee Charter, which is attached hereto as Exhibit A. According to the Charter, the Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years.

      The Charter describes the primary functions of the Audit Committee as follows:

      o reviewing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

      o recommending to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board;

      o     approving the fees to be paid to the independent auditor;

      o reviewing the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Reviewing the experience and qualifications of the Company's senior finance executives;

      o pre-approving all audit services and permitted non-audit services to be performed by the independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide permitted non-audit services;

      o conducting annual reviews and assessments of the adequacy of the Charter and the continued independence of the independent auditor and recommend any proposed changes to the Board for approval;

      o reviewing all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

      o establishing policies for the hiring of employees and former employees of the independent auditor;

      o establishing procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters; and

      o     reporting to the Board on such matters.

                               REPORT OF THE AUDIT
                       COMMITTEE OF THE BOARD OF DIRECTORS

      As of July 31, 2003, the Audit Committee of Alfacell's Board of Directors was composed of Martin F. Stadler and Donald R. Conklin, both of whom were non-employee directors. Both members of the Audit Committee were independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards. Mr. Stadler qualifies as an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act, however, Mr. Stadler is not standing for re-election to the Board of Directors. In Mr. Stadler's place, the Board has nominated two new directors, Mr. John P. Brancaccio, C.P.A. and Mr. James J. Loughlin, C.P.A., both of whom (i) will be independent as defined by Rule 4200(a)(15) of the NASD listing standards and Rule 10A(m)(3) of the Exchange Act, (ii) have not participated in the preparation of the financial statements of the Company at any time during the past three years and (iii) qualify as audit committee financial experts as defined by Item 401(h) of Regulation S-K of the Exchange Act. Thus, effective as of January 14, 2004, upon the election of Mr. Brancaccio and Mr. Loughlin to our Board of Directors, both will serve as audit committee financial experts. In addition, Dr. Paul M. Weiss was appointed to our Audit Committee on November 9, 2003. We are confident that the new directors who have been and will be appointed to our Audit Committee, possess the requisite financial expertise to handle the responsibilities set forth in our Audit Committee Charter.

      On November 9, 2003, the Board of Directors adopted a written charter, which is attached hereto as Exhibit A. Such charter requires the Company to meet the rules and regulations of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The members of the Audit Committee meet current audit committee requirements, and with the election of Mr. Brancaccio and Mr. Loughlin to our Board of Directors on January 14, 2004, we will have two audit committee financial experts to replace Mr. Stadler. Alfacell will endeavor to continue to meet all current audit committee requirements. The Audit Committee is charged with the responsibility of selecting and appointing the independent accountants and has chosen to have the selection ratified by stockholders.

      Management is responsible for Alfacell's internal controls and the financial reporting process. Alfacell's independent accountants are responsible for performing an independent audit of Alfacell's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on Alfacell's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Management represented to the Audit Committee that Alfacell's consolidated financial statements were prepared in accordance with generally accepted accounting principles generally accepted in the United States. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Alfacell's independent accountants also provided and discussed with the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and discussed with the independent accountants the accounting firm's independence. The Audit Committee found that the non-audit services, as described on page [13] under "Audit-Related Fees," "Tax Fees," and "All Other Fees" provided by the independent accountants during the year ended July 31, 2003 were compatible with maintaining the independent accountants' independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Alfacell's Annual Report on Form 10-K for the year ended July 31, 2003 filed with the Securities and Exchange Commission on October 29, 2003.

                                                MEMBERS OF THE AUDIT COMMITTEE
                                                Martin F. Stadler, Chairman
                                                Donald R. Conklin

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the independent accountants, KPMG Peat Marwick LLP ("KPMG LLP") and J.H. Cohn LLP, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

Audit fees

      Audit fees billed or expected to be billed to Alfacell by KPMG LLP and J.H. Cohn LLP for the audit of the financial statements included in Alfacell's Annual Report on Form 10-K, reviews of the financial statements included in Alfacell's Quarterly Reports on Form 10-Q, work related to Alfacell's registration statements and consultation on accounting topics for the years ended July 31, 2003 and July 31, 2002 totaled approximately $50,926 (includes $8,000 paid to KPMG LLP) and $43,850, respectively.

Audit-related fees

      None.

Tax fees

      The aggregate fees billed by KPMG LLP for tax services for the year ended July 31, 2002 were $8,850. The fees primarily relate to the preparation of income tax returns, tax advice and planning services related to income tax returns.

All other fees

      None.

                           SUMMARY COMPENSATION TABLE

      The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended July 31, 2003, 2002 and 2001 with respect to the person serving as Alfacell's Chief Executive Officer during the year ended July 31, 2003, and Alfacell's only executive officer whose annual salary and bonus during the year ended July 31, 2003 exceeded $100,000 (collectively, the "Named Officers").

                                                                                                    Long-Term
                                                              Annual Compensation                 Compensation
                                                     ----------------------------------------     ------------

                                                                                    Other
                                                                                    Annual          Securities        All Other
                                                                                 Compensation       Underlying      Compensation
Name and Principal Position              Year        Salary ($)      Bonus ($)      ($)(1)          Options (#)         ($)(2)
---------------------------              ----        ----------      ---------   ------------       -----------     ------------
Kuslima Shogen                           2003        $150,000(3)          0              0            115,000            $2,077
Chief Executive Officer, Chairman
of the Board of Directors and            2002        $150,000             0              0            115,000            $4,154
Acting Chief Financial Officer           2001        $150,000             0              0            115,000(4)         $4,154

Stanislaw Mikulski(5)                    2003        $ 55,000(5)          0              0             50,000(6)              0
Executive Vice President and
Medical Director                         2002        $130,000(5)          0              0             50,000(6)         $2,100

                                         2001        $130,000             0              0             55,000(6)         $3,900
                                                                                                                         ------

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed the lesser of $50,000 or 10% of the Named Officer's total annual salary and bonus.

(2)   Consist of Alfacell's annual contributions to a 401(k) plan.

(3)   Includes $80,780 of unpaid gross salary for Ms. Shogen.

(4) Of these options, 23,000 were exercised in March 2001 and the balance remains outstanding.

(5) Stanislaw Mikulski resigned as the Company's Executive Vice President, Medical Director and as a member of the Board of Directors effective as of January 7, 2003. His unpaid gross salary for calendar year 2002 has been paid in full as of September 30, 2003.

(6) Of these options, an aggregate of 74,000 shares were exercised in June 2003 and July 2003 and the balance either expired or were cancelled.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table contains information concerning the grant of stock options to the Named Officers during the fiscal year ended July 31, 2003:

                                             Individual Grants
                         -----------------------------------------------------------
                           Number of       % of Total                                      Potential Realizable Value at
                           Securities       Options                                          Assumed Annual Rates of Stock
                           Underlying      Granted to      Exercise or                  Price Appreciation for Option Term (2)
                            Options       Employees in      Base Price    Expiration   ---------------------------------------
       Name                Granted (#)     Fiscal Year    ($/Share)(1)      Date        0%($)        5%($)          10%($)
------------------------------------------------------------------------------------------------------------------------------
Kuslima Shogen           115,000(3)          31.08%           $.26           (3)         --         $ 1,150        $ 3,450
------------------------------------------------------------------------------------------------------------------------------
Stanislaw Mikulski        50,000(3)(4)       13.51%           $.26           (3)         --         $   500        $ 1,500

----------
(1) The exercise price of these options was based on the average of the high and low trade prices of our Common Stock for the twenty trading days preceding the date of grant.

(2) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10%. The 0% appreciation column is included because the exercise prices of the options equal the market price of the underlying Common Stock on the date the options were granted, and thus the options will have no value unless our stock price increases above the exercise prices.

(3) These options vest and become exercisable as to 20% of the shares on the date of grant and as to an additional 20% of the shares each year thereafter until these options are fully vested and will expire five years after the date they become exercisable.

(4) Of these options, 10,000 were exercised in June 2003 and the balance were canceled.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 2003 and unexercised options held as of July 31, 2003.

                                                                 Number of Securities              Value of Unexercised
                                                                Underlying Unexercised             In-the-Money Options
                                                               Options at Year-End (#)              at Year-End ($)(2)
                           Shares                           -----------------------------     ------------------------------
                         Acquired on
                          Exercise             Value
           Name              (#)          Realized ($)(1)   Exercisable     Unexercisable     Exercisable      Unexercisable
----------------------   -----------      --------------    -----------     -------------     -----------      -------------
Kuslima Shogen              None                 None          267,445          230,000         $228,523          $301,300

Stanislaw Mikulski       124,000              $28,460                0                0         $      0          $      0

----------
(1) Based upon the fair market value of the purchased shares on the option exercise date less the exercise price paid for the shares.

(2) The fair market value of the Common Stock at the fiscal year end was based on the average of the high and low trade prices ($1.31) for the Common Stock obtained from the OTC Bulletin Board on the last trading day of the fiscal year July 31, 2003.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      During the fiscal year ended July 31, 2003, the members of the Board of Directors who served on the Compensation Committee were Donald R. Conklin, Stephen K. Carter and Martin F. Stadler, all of whom are non-employee directors and have never been an officer of Alfacell. During the fiscal year ended July 31, 2003, no executive officer of Alfacell served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Alfacell.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      Decisions on compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors. During the fiscal year ended July 31, 2003, the Compensation Committee consisted of three non-employee directors. As with many other biotechnology companies, Alfacell's current level of development and the highly volatile nature of biotechnology stocks in general makes executive compensation which is based on sales and earnings goals, or strictly based on stock performance, impracticable. In determining compensation, the Compensation Committee generally reviews the progress made by the individual officer in attaining his or her individual goals and the progress made by the Company in its drug development programs. In addition, the Compensation Committee keeps the Company's stock performance in mind when making compensation decisions. Finally, the Compensation Committee generally reviews and takes into account, competitive factors regarding compensation. The compensation of the Company's executive officers consists of three principal components: (i) base salary and benefits, (ii) a bonus based on individual contributions evaluated against annual goals and (iii) long-term incentives in the form of stock option grants.

      Kuslima Shogen and Stanislaw M. Mikulski did not receive any salary increases or bonuses during fiscal 2003. Considering the fact that the Company's stock had not performed in a manner which they considered to be satisfactory given general market conditions and the financial situation of the Company, the Compensation Committee awarded these executive officers long-term incentives in the form of stock option grants.

Chief Executive Officer's Compensation

      The compensation paid in the fiscal year ended July 31, 2003, to the Company's Chief Executive Officer and the other executive officer named in the Summary Compensation Table above consisted of base salary and stock options. The compensation level for each of these executives in the fiscal year ended July 31, 2003, was based on the Compensation Committee's evaluation of a number of factors, including the executive's position and responsibilities, service and accomplishments and present and future value to the Company.

                                           MEMBERS OF THE COMPENSATION COMMITTEE
                                           Donald R. Conklin, Chairman
                                           Stephen K. Carter
                                           Martin F. Stadler

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

      The graph below summarizes the total cumulative return experienced by Alfacell's stockholders during the five-year period ended July 31, 2003, compared to the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 was invested in Alfacell Corporation Common Stock and in each index below on July 31, 1998 and that all cash dividends were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG ALFACELL CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                 Cumulative Total Return
                                   ------------------------------------------------------
                                     7/98     7/99       7/00     7/01     7/02      7/03
ALFACELL CORPORATION               100.00    66.67     120.80   114.67    44.67    176.00
NASDAQ STOCK MARKET (U.S.)         100.00   142.70     203.61   109.31    72.25     94.37
NASDAQ PHARMACEUTICAL              100.00   156.15     297.01   247.53   159.52    235.03

* $100 invested on 7/31/98 in stock or index- including reinvestment of dividends. Fiscal year ending July 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended July 31, 2003, the Company's CEO made loans to the Company payable on demand bearing interest at 8% per annum. At July 31, 2002, the Company owed $139,794 to the Company's CEO which was repaid during the fiscal year 2003. The Company also owed approximately $81,000 of gross salary to its CEO as of July 31, 2003. Also, at fiscal year ended July 31, 2003, $142,287 was due from the Company's CEO, from which the Company earned approximately $9,500 interest. This loan was made prior to July 30, 2002 and has not since been materially modified, thus it is not in violation of the Sarbanes-Oxley Act of 2002.

        PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
                INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Summary

      The Board of Directors has authorized an amendment to Alfacell's Certificate of Incorporation, as amended, subject to stockholder approval, to increase the number of authorized shares of Common Stock by 60,000,000 shares so that the total number of shares of Common Stock authorized for issuance will be 100,000,000 shares. Currently, Alfacell's Certificate of Incorporation authorizes the issuance of 40,000,000 shares of Common Stock, $.001 par value per share, and 1,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock").

      As of November 24, 2003, 105,666 shares of Series A Preferred Stock were reserved for issuance upon conversion of certain outstanding notes and warrants. As of November 24, 2003, Alfacell's capital structure included 39,706,460 shares of Common Stock issued and outstanding, consisting of:

            o     28,248,658 shares of Common Stock issued and outstanding; and

            o 11,457,802 shares of Common Stock reserved for issuance pursuant to options, warrants, contractual commitments and other arrangements.

      The Board of Directors has determined that the amendment is in the best interests of Alfacell, and unanimously recommends approval by the stockholders.

Purpose of the proposed amendment

      Alfacell proposes an increase in the number of shares of Common Stock in order to (i) reserve shares for issuance in the future for appropriate corporate purposes without the need to further amend the Certificate of Incorporation,
(ii) reserve shares of Common Stock for issuance upon the conversion of certain warrants described below and (iii) reserve shares of Common Stock for issuance upon the conversion of certain outstanding notes described below. Other than as described herein, Alfacell does not have any other oral or written understandings, agreements or arrangements in place with identified third parties to issue shares of Common Stock in connection with the proposed amendment.

Certain financing transactions

      In September 2003, Alfacell entered into a two-part financing agreement with SF Capital Partners, Ltd. for the initial sale of 1,704,546 shares of Common Stock and warrants to purchase 852,273 shares of Common Stock, at an exercise price of $1.50 per share. As consideration, Alfacell received $1,500,000. In addition, the Company has agreed to grant SF Capital Partners, Ltd. a warrant to invest an additional $1,500,000 to purchase the Company's Common Stock ("Additional Warrants"). At the time of the transaction, Alfacell did not have sufficient shares of Common Stock authorized to issue the Additional Warrants, thus the agreement provides for the issuance of the Additional Warrants one business day after stockholder approval of an amendment to the Certificate of Incorporation to increase the authorized shares of Common Stock of the Company. Therefore, if the stockholders approve an increase in the number of authorized shares, a sufficient number of shares of Common Stock will be reserved for issuance upon conversion of the Additional Warrants. For example, using November 7, 2003, for calculation purposes, approximately 679,758 shares of the Company's Common Stock would be reserved for issuance upon exercise of the Additional Warrants.

      Alfacell used the proceeds from the transaction with SF Capital Partners, Ltd. first to pay the accrued and unpaid salary of Stanislaw Mikulski, accrued payroll taxes, legal fees and fees associated with clinical data management. Remaining proceeds will be used for working capital purposes only.

      During the fiscal years 2002 and 2003, Alfacell also entered into a series of convertible debt transactions with unrelated parties. The unrelated parties were issued various convertible notes and were guaranteed certain warrants upon the maturity dates of the notes (the "Convertible Debt"). As consideration, the Company received $1,215,000. In September 2003, the Company amended the terms of the Convertible Debt such that (i) the notes are convertible into shares of Series A Preferred Stock rather than Common Stock, and (ii) the warrants to be issued upon the due date of the notes are warrants to purchase shares of Series A preferred stock rather than Common Stock. In September 2003, the Board of Directors also designated 200,000 of the 1,000,000 shares of Preferred Stock as Series A Preferred Stock. 105,666 shares of the Series A Preferred Stock were reserved for issuance upon the conversion of the Convertible Debt.

      The September 2003 amendments, however, also contain a provision allowing for reversion to the original terms of the Convertible Debt in the event Alfacell's stockholders approve an increase in the number of shares of Common Stock authorized before January 31, 2004. To the extent the notes have not yet been converted, then the holders of the notes will receive Common Stock upon conversion, rather than Preferred Stock. As of November 24, 2003, no notes had been converted. Thus, if the stockholders approve an increase in the number of authorized shares, an aggregate of 10,566,612 shares of Common Stock will be reserved for issuance upon conversion of the Convertible Debt.

      Alfacell did not receive any consideration for the September 2003 amendments.

      Finally, Alfacell proposes an increase in the number of shares of Common Stock in order to reserve shares for issuance in the future without the need to further amend its Certificate of Incorporation. The Company may need to issue additional Common Stock to consummate strategic acquisitions, technology or product licensing agreements, implement additional management or employee incentive programs or obtain additional financing.

Effect of amendment

      The additional authorized shares of Common Stock resulting from this proposal will be the same as the existing shares of Common Stock. All outstanding Common Stock would continue to have one vote per share. Stockholders of Alfacell do not presently have preemptive rights nor will they as a result of this proposal.

      If the authorized shares are increased as proposed, the shares would be available for issuance from time to time upon such terms and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by law or the rules of any stock exchange on which Common Stock may be listed. Such an issuance may decrease or increase the book value per share of the Common Stock presently issued and outstanding. The issuance of additional shares could also dilute the voting power and equity of the holders of outstanding Common Stock.

      Authorized shares of Common Stock in excess of those shares outstanding (including, if authorized, the additional Common Stock provided for in this proposal) will remain available for general corporate purposes, may be privately placed and can be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares could dilute the Company's book value per share and the Common Stock ownership of such person. One of the effects of the Proposal, if approved, might be to render the accomplishment of a tender offer more difficult. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

      It should be noted that subject to the limitations discussed above, all of the types of Board action described in the preceding paragraph can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by this proposal, although this proposal would increase the number of shares of Common Stock that are subject to such action.

      This proposal and the Company's authorized but unissued Preferred Stock, may generally be classified as "anti-takeover" measures and may each, or in conjunction with each other, discourage attempted takeovers of the Company which are not approved by the Board of Directors. The Company does not believe that any other provision of its current Certificate of Incorporation or By-Laws are intended or would have the effect of discouraging or making more difficult the acquisition of control of the Company.

      If the proposal is approved and the amendment becomes effective, the first sentence of Article 4 of the Company's Certificate of Incorporation, which sets forth the Company's presently, authorized capital stock, will be amended to read in its entirety as follows:

            "4. The total number of shares of capital stock which the Corporation shall have authority to issue is 101,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $.001 per share, and 1,000,000 shares shall be Preferred Stock, par value $.001 per share."

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation as proposed. (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares outstanding will be required for approval.

                   PROPOSAL NO. 3 -- RATIFICATION OF AUDITORS

      On December 6, 2002, KPMG LLP resigned as our independent accountants and was replaced by J.H. Cohn LLP as our independent accountants for fiscal 2003. The engagement of J.H. Cohn LLP was approved by our Audit Committee. The reports of KPMG on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that the report on our financial statements for the fiscal years ended July 31, 2002 and 2001 contained a separate paragraph stating that "the Company has suffered recurring losses from operations, has a working capital deficit and has limited liquid resources which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." During our two most recent fiscal years through December 6, 2002, there were no disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such years.

      The Audit Committee of the Board of Directors approved the retention of J.H. Cohn LLP as Alfacell's independent auditors for the year ending July 31, 2004. Representatives of J.H. Cohn LLP will be available to answer appropriate questions at the Annual Meeting.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent auditors for the year ending July 31, 2004 (Proposal No. 3 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      If the appointment is not ratified, the Audit Committee will select other independent auditors. If the appointment is ratified, the Audit Committee reserves the right to appoint other independent auditors

           PROPOSAL NO. 4 -- APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

                      EQUITY COMPENSATION PLAN INFORMATION

      We have two stock option plans both of which have been approved by our stockholders. The following table sets forth additional information on our equity based compensation plans as of July 31, 2003.

                                                                                             Number of securities
                                                                                           remaining available for
                                  Number of securities to         Weighted-average          future issuance under
                                be issued upon exercise of       exercise price of        equity compensation plans
                                   outstanding options,         outstanding options,        (excluding securities
        Plan Category               warrants and rights         warrants and rights        reflected in column (a))
        -------------               -------------------         -------------------        ------------------------
                                            (a)                         (b)                          (c)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans                2,393,666                     $1.26                      2,181,779
approved by security holders
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders               779,556(1)                  $1.02                              0
--------------------------------------------------------------------------------------------------------------------
          Total                          3,173,222                     $2.28                      2,181,779
--------------------------------------------------------------------------------------------------------------------

----------
(1) The following 779,556 securities to be issued upon the exercise of outstanding options and warrants that were not approved by the shareholders, relate to options and warrants we issued to third parties in connection with services rendered.

      On October 1, 1998, we issued options to purchase 200,000 shares of Common Stock at an exercise price of $1.00 per share to Sage Partners as payment for services to be rendered. 150,000 of such options were cancelled in November 1999 upon the cancellation of the contract with Sage Partners. The remaining options vested as to 2,500 shares per month from October 31, 1998 through September 30, 1999 and as to 20,000 shares on October 1, 1999. The options expire five years from the respective vesting date. As of July 31, 2003, options to purchase 50,000 shares remained outstanding. On September 10, 2003, the option to purchase these remaining 50,000 shares was exercised.

      In August 2001, we converted $50,000 of our accounts payable owed to DZS Computer Solutions, Inc., into 55,556 shares of Common Stock. In addition, we issued to DZS Computer Solutions, Inc. 55,556 five-year warrants to purchase 55,556 shares of Common Stock at an exercise price of $1.50 per share.

      In February 2002, we issued 1,500,000 five-year warrants to purchase an aggregate of 1,500,000 shares of Common Stock in connection with the engagement of a consultant. We received $1,500 for the issuance of the warrants. Of such warrants 500,000 are exercisable immediately, 250,000 at an exercise price of $0.50 and 250,000 at an exercise price of $1.00. The remaining 1,000,000 warrants will become exercisable if the consultant is successful in helping us raise capital. For each $1 million in capital financing raised with the assistance of the consultant, 200,000 warrants will become exercisable up to 1,000,000 warrants in the aggregate. Of these 1,000,000 warrants, 400,000 are exercisable at $1.00 per share and 600,000 are exercisable at $1.50 per share. During the fiscal year 2003, the vesting of the 600,000 warrants was amended to vest immediately and the exercise price was amended from $1.50 to $.50 per share. As of July 31, 2003, warrants to purchase 826,000 shares of Common Stock had been exercised and warrants to purchase 674,000 shares of Common Stock remained outstanding.

      OPTION PLAN BENEFITS GRANTED IN FISCAL 2003

      The following table contains information concerning the grant of stock options under the Company's 1993 Stock Option Plan and the 1997 Stock Option Plan to the persons and groups named below during the fiscal year ended July 31, 2003:

        -----------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Securities
                                                                                           Underlying
                                          Name and Position                             Options Granted
                                          -----------------                             ---------------
        -----------------------------------------------------------------------------------------------
          Kuslima Shogen, Chief Executive Officer, Chairman of the Board and Acting         115,000
          Chief Financial Officer
        -----------------------------------------------------------------------------------------------
          Stephen K. Carter, M.D., Director and Chairman of the Scientific Board             15,000
        -----------------------------------------------------------------------------------------------
          Donald R. Conklin, Director                                                        15,000
        -----------------------------------------------------------------------------------------------
          Martin F. Stadler, Director                                                        15,000
        -----------------------------------------------------------------------------------------------
          Paul M. Weiss, Ph.D., MBA, Director                                                12,500
        -----------------------------------------------------------------------------------------------
          Executive Officers as a Group                                                     115,000
        -----------------------------------------------------------------------------------------------
          Non-Employee Directors as a Group                                                  57,500
        -----------------------------------------------------------------------------------------------
          All Employees Other than Executive Officers                                       205,000
        -----------------------------------------------------------------------------------------------

                          THE 2004 STOCK INCENTIVE PLAN

General

      On November 13, 2003, the Board of Directors adopted the 2004 Stock Incentive Plan (the "Stock Plan"), subject to stockholder approval. The Stock Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and Directors providing services to Alfacell and its subsidiaries as determined by the Board of Directors or by a committee of Directors designated by the Board of Directors to administer the Stock Plan. Alfacell intends to file a registration statement on Form S-8 covering the securities to be issued under the Stock Plan.

      The following summary of the Stock Plan is qualified in its entirety by reference to the full text of the Stock Plan, which is attached to this Proxy Statement as Exhibit B.

Summary of Current Stock Plan

      Purpose

      The purpose of the Stock Plan is to promote the interests of Alfacell and its stockholders by aiding Alfacell in attracting and retaining employees, officers, consultants, independent contractors, non-employee Directors and other persons or entities capable of contributing to the future success of Alfacell, to offer such persons incentives to put forth maximum efforts for the success of Alfacell's business and to afford such persons an opportunity to acquire a proprietary interest in Alfacell. The Stock Plan is also designed to align the interests of Alfacell's employees with those of its stockholders by providing the participants with appropriate incentives to build stockholder value.

      Administration

      The Compensation Committee has been designated by the Board of Directors to administer the Stock Plan. The Compensation Committee has full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Plan. Subject to the provisions of the Stock Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee has full authority to interpret the Stock Plan and establish rules and regulations for the administration of the Stock Plan. The Compensation Committee may delegate to one or more Directors or a committee of Directors], or the Board of Directors may exercise, the Compensation Committee's powers and duties under the Stock Plan.

      Eligibility

      Any employee, officer, consultant, independent contractor, non-employee Director or any other person or entity that the Compensation Committee deems eligible, providing services to Alfacell and its subsidiaries are eligible to be selected by the Compensation Committee to receive awards under the Stock Plan. As of November 24, 2003, there were approximately 28 persons who were eligible as a class to be selected by the Compensation Committee to receive awards under the Stock Plan.

      Number of Shares

      The Stock Plan provides for the issuance of up to 8,500,000 shares of Common Stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of Alfacell, to all holders of Common Stock pro rata whether as a dividend or otherwise. Shares of Common Stock subject to awards under the Stock Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the Stock Plan. Shares of Common Stock used by a participant as full or partial payment to Alfacell of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for awards under the Stock Plan. The shares of Common Stock issued under the Stock Plan may be authorized but unissued shares, shares re-acquired and held in treasury, shares acquired on the open market or otherwise. The closing price of Alfacell's Common Stock on November 24, 2003 was $4.05.

      No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Common Stock, of more than 1,000,000 shares in the aggregate in any calendar year.

      Types of Awards and Certain Terms and Conditions

      The types of awards that may be granted under the Stock Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants, other stock-based awards and any combination thereof. The Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the Stock Plan, awards will not be transferable other than to family members (as defined in the stock option agreement) through a gift or domestic relations order or by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted or a permitted assignee. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by law. Generally, the consideration to be received by Alfacell for the grant of awards under the Stock Plan will be the participant's past, present or expected future contributions to Alfacell.

      Stock Options

      Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the Stock Plan. The Compensation Committee determines the exercise price of any option granted under the Stock Plan, provided however that the exercise price of any option will not be less than the fair market value of the Common Shares on the date of grant. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of Common Stock. The reload option would be for that number of shares surrendered or withheld.

      Stock Appreciation Rights

      The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the stock appreciation rights as determined by the Compensation Committee, which grant price shall not be less than the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or other form of payment, as determined by the Compensation Committee.

      Restricted Stock and Restricted Stock Units

      The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the Stock Plan will be evidenced by stock certificates, which will be held by Alfacell, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

      Performance Awards

      A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee determines the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

      Dividend Equivalents

      Dividend equivalents will entitle certain recipients to receive payments equal to cash dividends paid by the Company. The Compensation Committee determines the terms and conditions of dividend equivalents. A dividend equivalent may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

      Other Stock Grants

      The Compensation Committee may otherwise grant shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee determines the terms and conditions of such other stock grant.

      Other Stock-Based Awards

      The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall not be less than the fair market value of such shares or other securities as of the date such purchase right is granted.

      Duration, Termination and Amendment

      Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Stock Plan after November 13, 2013. The Stock Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Stock Plan at any time, except that prior stockholder approval will be required for any amendment to the Stock Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market or any securities exchange that are applicable to Alfacell or that would cause Alfacell to be unable, under the Internal Revenue Code, to grant Incentive Stock Options under the Stock Plan.

Federal Tax Consequences

      The following is a summary of the principal federal income tax consequences generally applicable to awards under the Stock Plan.

      Stock Options and Stock Appreciation Rights

      The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Alfacell will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and Alfacell will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by Alfacell. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to Alfacell in connection with disposition of shares acquired under an option, except that Alfacell may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

      Other Awards

      With respect to other awards granted under the Stock Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award will recognize ordinary income at the time of receipt of such award, in an amount equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and Alfacell will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income at the time the restrictions lapse equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over
(ii) the amount (if any) paid for such shares of Common Stock by the holder, and Alfacell will be entitled at that time to a tax deduction for the same amount.

      Satisfaction of Tax Obligations

      Under the Stock Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Alfacell to satisfy federal and state tax obligations. In addition, pursuant to its general authority outside of the 2004 Stock Plan, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and Alfacell will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

      Section 162(m) Requirements

      The Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the Stock Plan as proposed. (Proposal No. 4 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

CODE OF ETHICS

      Alfacell has adopted a written Code of Business Conduct and Ethics ("Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller and to all its other employees. These standards are a guide to help ensure that all our employees live up to our high ethical standards. A copy of the Code of Ethics is maintained on our website at www.alfacell.com.

      We intend to post on our website, as required by Item 10 of Form 8-K, any amendment to or waiver from any provision in our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

               ANNUAL REPORT TO STOCKHOLDERS AND INCORPORATION OF
                             DOCUMENTS BY REFERENCE

      Alfacell's 2003 Annual Report to Stockholders on Form 10-K for the fiscal year ended July 31, 2003, including audited financial statements, filed with the Securities and Exchange Commission on October 29, 2003, accompanies this proxy statement. The following portions of the Annual Report are incorporated herein by reference: Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk and Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

                             STOCKHOLDERS' PROPOSALS

      It is anticipated that Alfacell's fiscal 2004 Annual Meeting of Stockholders will be held on or about January 14, 2005. In order for a stockholder to have a proposal included in the proxy statement for the 2004 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and be received in writing by Alfacell's Secretary on or before 5:00 P.M. Eastern Standard Time on August 8, 2004. Such a proposal will be considered at the 2004 annual stockholders' meeting.

      In the event a stockholder does not meet the August 8, 2004 deadline, the stockholder can still give notice of a proposal to be presented at the 2004 annual stockholders' meeting until October 23, 2004, however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2004 annual stockholders' meeting if it complies with Rule 14a-8.

      Any proposal received after October 23, 2004 will be considered untimely within 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

      The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Alfacell. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Alfacell without special compensation therefore. Alfacell expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Alfacell's Common Stock.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card. Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                             By Order of the Board of Directors,


                                             -----------------------------------
                                             Kuslima Shogen
                                             Chief Executive Officer, Chairman
                                             of the Board and Acting Chief
                                             Financial Officer

Dated: December 11, 2003

                              ALFACELL CORPORATION
                                      PROXY
                                  COMMON STOCK

                        ANNUAL MEETING: JANUARY 14, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Kuslima Shogen, as proxy, is hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Alfacell Corporation to be held at the Newark Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 on Wednesday, January 14, 2004 at 2:00 p.m. local time, or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Alfacell to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated December 11, 2003 (receipt of which is hereby acknowledged).

      UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

(Continued and to be dated and signed on the reverse side.)

                                                   ALFACELL CORPORATION
                                                   225 BELLEVILLE AVENUE
                                                   BLOOMFIELD, NJ 07003

1.   To elect seven (7)                 FOR all nominees |_|
     directors.                         listed below.

     WITHHOLD AUTHORITY  |_|            FOR ALL EXCEPT  |_|
     for all nominees listed below      those nominees that I
                                        have listed below

      Nominees: Kuslima Shogen, John P. Brancaccio, Stephen K. Carter, Donald R. Conklin, James J. Loughlin, Andrew P. Savadelis and Paul M. Weiss. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

      Exceptions:  _____________________________________________________________

2. To approve an amendment to the Certificate of Incorporation, to increase the number of authorized shares of Common Stock which may be issued from 40,000,000 to 100,000,000.

FOR  |_|                      AGAINST  |_|                 ABSTAIN  |_|

3. To ratify the appointment of J.H. Cohn LLP as Alfacell's independent auditors for the year ending July 31, 2004.

FOR  |_|                      AGAINST  |_|                 ABSTAIN  |_|

4.    To approve the Company's 2004 Stock Incentive Plan.

FOR  |_|                      AGAINST  |_|                 ABSTAIN  |_|

5.    To transact such other business as may properly come before the Annual
      Meeting.

                                   PLEASE CHECK THIS BOX IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. |_|

                                   (Please sign exactly as name appears to the left, date and return. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                   Please Date:_________________________________

                                   Sign Here: __________________________________

                                   _____________________________________________

                                   Additional Signature (if held jointly)

                                   Votes must be indicated in Black or Blue ink.

                PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY

                                                                       EXHIBIT A

                              ALFACELL CORPORATION
                             AUDIT COMMITTEE CHARTER

      The Audit Committee (the "Committee") is appointed by and generally acts on behalf of the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of Alfacell Corporation (the "Company"), (2) the compliance by the Company with ethical policies and legal and regulatory requirements, (3) the appointment, compensation, qualifications, independence and performance of the Company's internal and external auditors, (4) the performance of the Company's internal audit function and (5) the financial reporting process and systems of internal accounting and Internal Controls.

      The Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years.

      Under current Nasdaq rules, all directors on the Audit Committee must meet certain financial literacy requirements, and at least one member must have increased financial sophistication. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K of the Exchange Act is presumed to qualify as having increased financial sophistication. The Company will diligently work to attempt to ensure that the Committee meets these experience requirements at soon as reasonably possible.

      The Audit Committee shall have the authority to retain and obtain funding for special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Audit Committee members receive no compensation other than for Board or Committee services.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

      1. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

      2. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements;

      3. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board;

      4. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Review the experience and qualifications of the Company's senior finance executives;

      5.    Approve the fees to be paid to the independent auditor;

      6. Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor;

      7. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account;

      8. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated;

      9. Pre-approve all audit services to be provided by the independent auditor;

      10. Pre-approve all permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services. Current guidelines are set forth on Exhibit A attached to this Charter;

      11. Review and reassess the adequacy of this Charter and the independence of the independent auditor annually and recommend any proposed changes to the Board for approval;

      12. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor;

      13. Review the annual audited financial statements and quarterly financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements;

      14. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

      15. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

      16. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

      17. Review the appointment and replacement of the senior internal auditing executive;

      18. Review the significant reports to management prepared by the internal auditing department and management's responses;

      19. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit;

      20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

      21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

            (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

            (b) Any changes required in the planned scope of the internal audit; and

            (c) The internal audit department responsibilities, budget and staffing.

      22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      23. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics;

      24. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions;

      25. Review all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

      26. Establish policies for the hiring of employees and former employees of the independent auditor; and

      27. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal accounting controls and auditing matters.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct and Ethics. Any responsibilities that the Audit Committee has the power to act upon, may be recommended to the Board to act upon.

                                                                       Exhibit A

                       Guidelines for the Retention of the
                   Independent Auditor for Non-Audit Services

Allowable Non-Audit Services

      o     Foreign statutory audits

      o     11K and ERISA audits

      o     Carve-out audits in connection with divestitures

      o     Tax compliance including preparation and filing returns

      o     Tax counseling

      o     Due diligence assistance in connection with M&A transactions

      o     Providing "comfort letters" in connection with securities offerings

      o Litigation support involving disputes related to financial statements audited by the independent auditor

Unallowable Non-Audit Services

      o     Information Technology consulting services

      o     Human Resources consulting services

      o     Management consulting services

      o     Valuation services

      o     M&A transaction structuring services

                                                                       EXHIBIT B

================================================================================

                              ALFACELL CORPORATION

                            2004 STOCK INCENTIVE PLAN

                                NOVEMBER 12, 2003

================================================================================

                                Table of Contents

Section 1.  Purpose..........................................................1

Section 2.  Definitions......................................................1

Section 3.  Administration...................................................3
       (a)  Power and Authority of the Committee.............................3
       (b)  Power and Authority of the Board.................................4

Section 4.  Shares Available for Awards......................................4
       (a)  Shares Available.................................................4
       (b)  Accounting for Awards............................................4
       (c)  Adjustments......................................................4
       (d)  Award Limitations Under the Plan.................................5

Section 5.  Eligibility......................................................5

Section 6.  Awards...........................................................5
       (a)  Options..........................................................5
       (b)  Stock Appreciation Rights........................................7
       (c)  Restricted Stock and Restricted Stock Units......................7
       (d)  Performance Awards...............................................8
       (e)  Dividend Equivalents.............................................8
       (f)  Other Stock Grants...............................................8
       (g)  Other Stock-Based Awards.........................................8
       (h)  General..........................................................9

Section 7.  Amendment and Termination; Adjustments..........................10
       (a)  Amendments to the Plan..........................................10
       (b)  Amendments to Awards............................................11
       (c)  Correction of Defects, Omissions and Inconsistencies............11

Section 8.  Income Tax Withholding..........................................11

Section 9.  General Provisions..............................................12
       (a)  No Rights to Awards.............................................12
       (b)  Award Agreements................................................12
       (c)  Plan Provisions Control.........................................12
       (d)  No Rights of Stockholders.......................................12
       (e)  No Limit on Other Compensation Arrangements.....................12
       (f)  No Right to Employment..........................................12
       (g)  Governing Law...................................................13
       (h)  Severability....................................................13
       (i)  No Trust or Fund Created........................................13
       (j)  Other Benefits..................................................13

       (k)  No Fractional Shares............................................13
       (l)  Headings........................................................13
       (m)  Section 16 Compliance; Section 162(m) Administration............13
       (n)  Conditions Precedent to Issuance of Shares......................14

Section 10. Effective Date of the Plan......................................14

Section 11. Term of the Plan................................................14

                              ALFACELL CORPORATION
                            2004 STOCK INCENTIVE PLAN

Section 1. Purpose

      The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, non-employee directors and other persons or entities capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

      As used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

      (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company's compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a "Non-Employee Director."

      (g) "Company" shall mean Alfacell Corporation, a Delaware corporation, and any successor corporation.

      (h) "Director" shall mean a member of the Board, including any Non-Employee Director.

      (i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

      (j) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or director providing services to the Company, any Affiliate or any other person the Committee determines to be an Eligible Person.

      (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (l) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the OTC Bulletin Board, the average of the high and low sales price of one Share as reported on the OTC Bulletin Board on the last trading day before such date.

      (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

      (n) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

      (o) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not an Incentive Stock Option.

      (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

      (q) "Other Stock Grant" shall mean any right granted under Section 6(f) of the Plan.

      (r) "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

      (s) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

      (t) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

      (u) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

      (v) "Plan" shall mean the Alfacell Corporation 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

      (w) "Reload Option" shall mean any Option granted under Section 6(a)(v) of the Plan.

      (x) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

      (y) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (z) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (aa) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (bb) "Share" or "Shares" shall mean a share or shares of common stock, $.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (cc) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of
2002) other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

      (b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards

      (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 8,500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,500,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 1,500,000, subject to adjustment as provided in Section 4(c) of the Plan.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the grant of a Reload Option, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

      Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

      (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility

      Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

      (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

            (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

            (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

            (iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock
      Options:

                  (A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

                  (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

                  (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

                  (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

                  (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

            (v) Reload Options. The Committee may grant Reload Options, separately or together with another Option and subject to the terms and conditions established by the Committee, pursuant to which the Participant would be granted a new Non-Qualified Stock Option when the payment of the exercise price of a previously granted option for common stock is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Non-Qualified Stock Option would be a Non-Qualified Stock Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company or any Affiliate or may be granted in connection with any option granted under the Plan or any other stock option plan of the Company or any Affiliate at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Non-Qualified Stock Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Non-Qualified Stock Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

      (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

      (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

            (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

            (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

      (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

      (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

      (f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

      (g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the

Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

      (h) General.

            (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

            (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

            (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the

      Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (v) Term of Awards. Subject to Section 6(a)(iv)(C) of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

            (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

            (vii) Prohibition on Repricing. Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7. Amendment and Termination; Adjustments

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

            (i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

            (ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

            (iii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

            (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan; or

            (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding

      In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

      (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

      (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

      (d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

      (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

      (g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

      (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

      (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10. Effective Date of the Plan

      The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11. Term of the Plan

      No Award shall be granted under the Plan after November 12, 2013 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.